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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 31, 2002
                                                 ----------------------


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                  0-23494                     35-1778566
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


600 East 96th Street, Suite 575, Indianapolis, Indiana 46240
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(Address of principal executive offices)         (zip code)


Registrant's telephone number, including area code  (317) 805-4100
                                                   ----------------


6402 Corporate Drive, Indianapolis, Indiana 46278
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(Former name or former address, if changed since the last report)


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Item 5.  Other Events.

On January 31, 2002 Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1, which is incorporated herein by reference. The Company announced that it would further restate its annual financial statements for 1998, 1999, 2000 and the interim periods of 2001. These restatements relate to accounting for an agreement with an insurance company effective in 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)  Exhibits.

  99.1 Brightpoint, Inc. Press Release dated January 31, 2002.
  99.2 Cautionary Statements.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BRIGHTPOINT, INC.


                                   By /s/ Steven E. Fivel
                                      ----------------------------------
                                      Steven E. Fivel, Executive
                                      Vice President and General Counsel


Dated:  February 5, 2001









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